EXHIBIT 10.20
                                    GUARANTY

TO:  Banco Popular North America
     4801 W. Fullerton Avenue
     Chicago, IL 60639

     To induce you to extend credit to CTI INDUSTRIES CORPORATION (hereinafter called "Client") and in consideration of advances to be made to Client and of any loans, advances or financial accommodation heretofore or hereafter granted by you to or for the account of the Client, the undersigned Guarantor guarantees the payment to you of all sums which may be presently due and owing and of all sums which shall in the future become due and owing to you from the Client under any Note, Real Estate Mortgage or Assignment of Rents and Leases executed by the Client to you.

     This Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatever with the Client or any one else. In addition, Guarantor shall be liable to you for reasonable attorneys' fees, if any claim hereunder or under any other instrument or guaranty is referred to an attorney for collection. The liability of Guarantor hereunder is direct and unconditional and may be enforced without requiring you first to resort to any other right, remedy or security. Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Client to you. If there is more than one Guarantor, the liability of the Guarantors shall be joint and several. If the Client or any Guarantor should at any time be adjudicated insolvent or admits in writing of their inability to pay their debts as they become due, or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Client or any Guarantors which is not vacated within thirty (30) days, any and all obligations of each Guarantor shall at your option, forthwith become due and payable without notice. Your records showing the account between you and the Client shall be admissible in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. This Guaranty is, as to Guarantor, a continuing Guaranty which shall remain effective until expressly terminated and nothing shall discharge or satisfy the liability of any Guarantor hereunder except the full payment and performance of all of the Client's debts and obligations to you with interest.

     Guarantor waives notice of acceptance hereof, presentment and protest of any instrument and any other notice to which the Guarantor may otherwise be entitled.

     This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of Illinois, shall be binding upon the heirs, executors, administrators, successors and assigns of Guarantor and shall inure to the benefit of your successors and assigns. The words "you" and "your" as used herein shall mean and include and this Guaranty shall apply in favor of and be jointly and severally enforceable against each of the Guarantors by the addressee above named. This Guaranty is a key element in the extension of credit to Client and the undersigned directly benefit therefrom.

Dated: January 12, 2001.



                                                /s/ Stephen M. Merrick
                                                ------------------------------
                                                STEPHEN MERRICK


                                                ------------------------------
                                                Address

                                                ------------------------------

                                  EXHIBIT 10.20
                                    GUARANTY

TO:  Banco Popular North America
     4801 W. Fullerton Avenue
     Chicago, IL 60639

     To induce you to extend credit to CTI INDUSTRIES CORPORATION (hereinafter called "Client") and in consideration of advances to be made to Client and of any loans, advances or financial accommodation heretofore or hereafter granted by you to or for the account of the Client, the undersigned Guarantor guarantees the payment to you of all sums which may be presently due and owing and of all sums which shall in the future become due and owing to you from the Client under any Note, Real Estate Mortgage or Assignment of Rents and Leases executed by the Client to you.

     This Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatever with the Client or any one else. In addition, Guarantor shall be liable to you for reasonable attorneys' fees, if any claim hereunder or under any other instrument or guaranty is referred to an attorney for collection. The liability of Guarantor hereunder is direct and unconditional and may be enforced without requiring you first to resort to any other right, remedy or security. Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Client to you. If there is more than one Guarantor, the liability of the Guarantors shall be joint and several. If the Client or any Guarantor should at any time be adjudicated insolvent or admits in writing of their inability to pay their debts as they become due, or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Client or any Guarantors which is not vacated within thirty (30) days, any and all obligations of each Guarantor shall at your option, forthwith become due and payable without notice. Your records showing the account between you and the Client shall be admissible in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. This Guaranty is, as to Guarantor, a continuing Guaranty which shall remain effective until expressly terminated and nothing shall discharge or satisfy the liability of any Guarantor hereunder except the full payment and performance of all of the Client's debts and obligations to you with interest.

     Guarantor waives notice of acceptance hereof, presentment and protest of any instrument and any other notice to which the Guarantor may otherwise be entitled.

     This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of Illinois, shall be binding upon the heirs, executors, administrators, successors and assigns of Guarantor and shall inure to the benefit of your successors and assigns. The words "you" and "your" as used herein shall mean and include and this Guaranty shall apply in favor of and be jointly and severally enforceable against each of the Guarantors by the addressee above named. This Guaranty is a key element in the extension of credit to Client and the undersigned directly benefit therefrom.

Dated: January 12, 2001.



                                                /s/ Howard Schwan
                                                ------------------------------
                                                HOWARD SCHWAN

                                                ------------------------------
                                                Address

                                                ------------------------------

                                  EXHIBIT 10.20
                                    GUARANTY

TO:  Banco Popular North America
     4801 W. Fullerton Avenue
     Chicago, IL 60639

     To induce you to extend credit to CTI INDUSTRIES CORPORATION (hereinafter called "Client") and in consideration of advances to be made to Client and of any loans, advances or financial accommodation heretofore or hereafter granted by you to or for the account of the Client, the undersigned Guarantor guarantees the payment to you of all sums which may be presently due and owing and of all sums which shall in the future become due and owing to you from the Client under any Note, Real Estate Mortgage or Assignment of Rents and Leases executed by the Client to you.

     This Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatever with the Client or any one else. In addition, Guarantor shall be liable to you for reasonable attorneys' fees, if any claim hereunder or under any other instrument or guaranty is referred to an attorney for collection. The liability of Guarantor hereunder is direct and unconditional and may be enforced without requiring you first to resort to any other right, remedy or security. Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Client to you. If there is more than one Guarantor, the liability of the Guarantors shall be joint and several. If the Client or any Guarantor should at any time be adjudicated insolvent or admits in writing of their inability to pay their debts as they become due, or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Client or any Guarantors which is not vacated within thirty (30) days, any and all obligations of each Guarantor shall at your option, forthwith become due and payable without notice. Your records showing the account between you and the Client shall be admissible in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. This Guaranty is, as to Guarantor, a continuing Guaranty which shall remain effective until expressly terminated and nothing shall discharge or satisfy the liability of any Guarantor hereunder except the full payment and performance of all of the Client's debts and obligations to you with interest.

     Guarantor waives notice of acceptance hereof, presentment and protest of any instrument and any other notice to which the Guarantor may otherwise be entitled.

     This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of Illinois, shall be binding upon the heirs, executors, administrators, successors and assigns of Guarantor and shall inure to the benefit of your successors and assigns. The words "you" and "your" as used herein shall mean and include and this Guaranty shall apply in favor of and be jointly and severally enforceable against each of the Guarantors by the addressee above named. This Guaranty is a key element in the extension of credit to Client and the undersigned directly benefit therefrom.

Dated: January 12, 2001.



                                                 /s/ John Schwan
                                                 ------------------------------
                                                 JOHN SCHWAN

                                                 ------------------------------
                                                 Address

                                                 ------------------------------


                                      - 2 -